Supply and Exchange Agreements	12 Months Ended
Dec. 31, 2014
Other Commitments [Abstract]
Supply and Exchange Agreements
Note 9—Supply and Exchange Agreements
HIE entered into several agreements with Barclays Bank PLC ("Barclays"), referred to collectively as the Supply and Exchange Agreements, on September 25, 2013 in connection with the acquisition of HIE. HIE entered into the Supply and Exchange Agreements for the purpose of managing its working capital and the crude oil and refined product inventory at the refinery. Effective July 31, 2014, HIE supplemented the Supply and Exchange Agreements by entering into the Refined Product Supply Master Confirmation, pursuant to which Barclays may provide refined product supply and intermediation arrangements to HIE.
Pursuant to the Supply and Exchange Agreements, Barclays holds title to all of the crude oil in the tanks at the refinery and holds title to a majority of our refined product inventory in our tanks at the refinery. Barclays also prepaid us for certain inventory held at locations outside of our refinery. We hold title to the inventory during the refining process. Barclays sells the crude oil to us as it is discharged out of the refinery's tanks. We exchange refined product owned by Barclays stored in our tanks for equal volumes of refined product produced by our refinery when we execute third-party sales of refined product. We currently market and sell the refined product independently to third parties. The Supply and Exchange Agreements have an initial term of three years with two one-year renewal options.
We record the inventory owned by Barclays on our behalf because we maintain the risk of loss until the refined products are sold to third parties. Because we do not hold legal title to the crude oil inventory until it enters the refinery, we record a liability in an amount equal to the carrying value of the crude oil inventory.
In accordance with the terms of the Supply and Exchange Agreements, the volume of refined products purchased by Barclays in connection with the acquisition of HIE is known as the “Block Volume”. To the extent we have refined product inventory equal to or in excess of the Block Volume at period-end, we record a liability, valued at the carrying value of the related inventory, for only the Block Volume. To the extent we have refined product inventory less than the Block Volume at period-end, we record a liability for the refined product inventory on hand at its carrying value, plus a liability for the shortfall in volumes valued at current market prices. The liability related to the Supply and Exchange Agreements is included in Obligations under supply and exchange agreements on our consolidated balance sheets.
For the years ended December 31, 2014 and 2013, we incurred approximately $16.5 million and $3.7 million in handling fees related to the Supply and Exchange Agreements, respectively, which is included in Cost of revenues on our consolidated statements of operations. For the years ended December 31, 2014 and 2013, Interest expense and financing costs, net, on our statements of operations includes approximately $4.2 million and $1.1 million of expenses related to the Supply and Exchange Agreements, respectively.